F I N A N C I A L R E S U L T S 3Q17 October 12, 2017

1 See note 2 on slide 10 2 Represents estimated common equity Tier 1 (“CET1”) capital and ratio under the Basel III Fully Phased-In capital rules to which the Firm will be subject as of January 1, 2019. See note 6 on slide 10 3 Last twelve months (“LTM”). Net of stock issued to employees 4 See note 1 on slide 10 5 See note 3 on slide 10 6 See note 7 on slide 10 7 Net of stock issued to employees  3Q17 net income of $6.7B and EPS of $1.76  Managed revenue of $26.2B4  Adjusted expense of $14.4B5 and adjusted overhead ratio of 55%5  Fortress balance sheet  Average core loans6 up 7% YoY and 2% QoQ  Basel III Fully Phased-In CET1 capital of $187B2, Standardized CET1 ratio of 12.5%2 and Advanced CET1 ratio of 12.8%2  Delivered strong capital return  $6.5B7 returned to shareholders in 3Q17, including $4.5B of net repurchases  Common dividend of $0.56 per share ROTCE1 13% Net payout LTM3 77% Common equity Tier 12 12.5% 3Q17 Financial highlights F I N A N C I A L R E S U L T S 1

$ O/(U) 3Q17 2Q17 3Q16 Net interest income $13.1 $0.6 $1.2 Noninterest revenue 13.1 (0.8) (0.5) Managed revenue1 26.2 (0.2) 0.7 Expense 14.3 (0.2) (0.1) Credit costs 1.5 0.2 0.2 Reported net income $6.7 ($0.3) $0.4 Net income applicable to common stockholders $6.3 ($0.3) $0.5 Reported EPS $1.76 ($0.06) $0.18 ROE2 11% 12% 10% ROTCE2,3 13 14 13 Overhead ratio – managed1,2 55 55 57 Memo: Adjusted expense 4 $14.4 – ($0.1) Memo: Adjusted overhead ratio 1,2,4 55% 56% 57% Note: Totals may not sum due to rounding 1 See note 1 on slide 10 2 Actual numbers for all periods, not over/(under) 3 See note 2 on slide 10 4 See note 3 on slide 10 $B, excluding EPS 3Q17 Financial results1 F I N A N C I A L R E S U L T S  Firmwide total credit reserves of $14.6B  Consumer reserves of $9.5B – build of $300mm in Card in 3Q17  Wholesale reserves of $5.1B – net release of $116mm in 3Q17 3Q17 ROE O/H ratio CCB 19% 54% CIB 13% 56% CB 17% 37% AWM 29% 67% $B 3Q17 2Q17 3Q16 Net charge-offs $1.3 $1.2 $1.1 Reserve build/(release) 0.2 – 0.2 Credit costs $1.5 $1.2 $1.3 2

3Q17 2Q17 3Q16 Basel III Standardized Fully Phased-In1 CET1 capital $187 $187 $181 CET1 capital ratio 12.5% 12.5% 12.2% Tier 1 capital $212 $212 $207 Tier 1 capital ratio 14.2% 14.3% 13.9% Total capital $242 $242 $239 Total capital ratio 16.2% 16.2% 16.1% Risk-weighted assets $1,496 $1,489 $1,488 Firm SLR 2 6.6% 6.6% 6.6% Total assets (EOP) $2,563 $2,563 $2,521 Tangible common equity (EOP) 3 $187 $188 $183 Tangible book value per share 3 $54.03 $53.29 $51.23 $B, except per share data 1 Estimated for all periods. Reflects the capital rules to which the Firm will be subject commencing January 1, 2019. See note 6 on slide 10 2 Estimated for all periods. Reflects the supplementary leverage rules to which the Firm will be subject commencing January 1, 2018. See note 6 on slide 10 3 See note 2 on slide 10 Fortress balance sheet and capital F I N A N C I A L R E S U L T S 3Q17 Basel III Advanced Fully Phased-In of 12.8%1 3

Consumer & Community Banking[1]

$mm

	3Q17	$ O/(U) 2Q17	$ O/(U) 3Q16
Revenue	$12,033	$621	$705
Consumer & Business Banking	5,408	175	689
Mortgage Banking	1,558	132	(316)
Card, Commerce Solutions & Auto	5,067	314	332
Expense	6,495	(5)	(15)
Credit costs	1,517	123	223
Net charge-offs	1,217	73	148
Change in allowance	300	50	75
Net income	$2,553	$330	$349

Key drivers/statistics ($B)[2]

	3Q17	2Q17	3Q16
Equity	$51.0	$51.0	$51.0
ROE	19%	17%	16%
Overhead ratio	54	57	57
Average loans	$469.8	$467.5	$462.1
Average deposits	645.7	639.9	593.7
CCB households (mm)[3]	61.2	61.0	60.0
Active mobile customers (mm)	29.3	28.4	26.0
Debit & credit card sales volume[3]	$231.1	$231.3	$207.9

- Average deposits up 9% YoY
- Average loans up 2% and core loans up 8% YoY
- Active mobile customers up 12% YoY
- Client investment assets, credit card sales and merchant processing volume each up 13% YoY

Financial performance

- Net income of $2.6B, up 16% YoY
- Revenue of $12.0B, up 6% YoY, driven by higher NII on deposit margin expansion and strong deposit growth
- Expense of $6.5B, flat YoY, or up 3% excluding two items in 3Q16 totaling $175mm
  - Higher auto lease depreciation and business growth were partially offset by lower marketing expense
- Credit costs of $1.5B, up $223m YoY, driven by higher net charge-offs and reserves in Card

Key drivers/statistics ($B) – detail by business

	3Q17	2Q17	3Q16
Consumer & Business Banking			
Average Business Banking loans	$23.2	$22.8	$21.9
Business Banking loan originations	1.7	2.2	1.8
Client investment assets (EOP)	262.5	253.0	231.6
Deposit margin	2.02%	1.96%	1.79%
Mortgage Banking			
Average loans	$238.2	$234.5	$234.2
Loan originations[4]	26.9	23.9	27.1
EOP total loans serviced	821.6	827.8	863.3
Net charge-off rate[5,6]	0.02%	0.01%	0.10%
Card, Commerce Solutions & Auto			
Card average loans	$141.2	$138.1	$132.7
Auto average loans and leased assets	80.8	80.2	75.5
Auto loan and lease originations	8.8	8.3	9.3
Card net charge-off rate	2.87%	3.01%	2.51%
Card Services net revenue rate	10.95	10.53	11.04
Credit Card sales volume[7]	$157.7	$156.8	$139.2
Merchant processing volume	301.6	294.4	267.2

[1] See note 1 on slide 10
For additional footnotes see slide 11

FINANCIAL RESULTS
4
JPMORGAN CHASE & CO.

Corporate & Investment Bank[1]

$mm	3Q17	$ O/(U) 2Q17	$ O/(U) 3Q16
Revenue	$8,590	($299)	($865)
Investment banking revenue	1,705	10	(35)
Treasury Services	1,058	3	141
Lending	331	(42)	48
Total Banking	3,094	(29)	154
Fixed Income Markets	3,164	(52)	(1,170)
Equity Markets	1,363	(223)	(51)
Securities Services	1,007	25	91
Credit Adjustments & Other	(38)	(20)	111
Total Markets & Investor Services	5,496	(270)	(1,019)
Expense	4,768	(73)	(166)
Credit costs	(26)	27	(93)
Net income	$2,546	($164)	($366)

Key drivers/statistics ($B)[2]	3Q17	2Q17	3Q16
Equity	$70.0	$70.0	$64.0
ROE	13%	15%	17%
Overhead ratio	56	54	52
Comp/revenue	27	28	27
IB fees ($mm)	$1,819	$1,803	$1,855
Average loans	112.5	115.8	114.8
Average client deposits[3]	421.6	404.9	381.5
Assets under custody ($T)	22.7	22.1	21.2
ALL/EOP loans ex-conduits and trade[4,5,6]	1.79%	1.83%	2.02%
Net charge-off/(recovery) rate[6]	0.07	0.17	0.01
Average VaR ($mm)[7]	$30	$27	$43

[1] See note 1 on slide 10
[2] Actual numbers for all periods, not over/(under)
[3] Client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses
[4] ALL/EOP loans as reported was 1.17%, 1.19% and 1.38% for 3Q17, 2Q17 and 3Q16, respectively
[5] See note 5 on slide 10
[6] Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio
[7] See note 8 on slide 11

Financial performance

- Net income of $2.5B on revenue of $8.6B
- Banking revenue
  - IB revenue of $1.7B, down 2% YoY, driven by lower equity and debt underwriting fees, largely offset by higher advisory fees
    - Ranked #1 in Global IB fees YTD 2017
  - Treasury Services revenue of $1.1B, up 15% YoY, driven by the impact of higher interest rates and growth in operating deposits
  - Lending revenue of $331mm
- Markets & Investor Services revenue
  - Markets revenue of $4.5B, down 21% YoY
    - Fixed Income Markets of $3.2B, down 27% YoY, driven by low volatility and tighter credit spreads, against a very strong prior year quarter
    - Equity Markets revenue of $1.4B, down 4% YoY
  - Securities Services revenue of $1.0B, up 10% YoY
- Expense of $4.8B, down 3% YoY, driven by lower compensation expense

FINANCIAL RESULTS
5
JPMORGAN CHASE & CO.

Commercial Banking[1]

$mm	3Q17	$ O/(U) 2Q17	3Q16
Revenue	$2,146	$58	$276
Middle Market Banking[2]	848	9	142
Corporate Client Banking[2]	688	26	66
Commercial Term Lending	367	3	17
Real Estate Banking	157	10	40
Other	86	10	11
Expense	800	10	54
Credit costs	(47)	83	74
Net income	$881	($21)	$103
Key drivers/statistics ($B)[3]			
Equity	$20.0	$20.0	$16.0
ROE	17%	17%	18%
Overhead ratio	37	38	40
Gross IB Revenue ($mm)	$570	$524	$600
Average loans	200.2	197.9	181.5
Average client deposits	176.2	173.2	173.7
Allowance for loan losses	2.6	2.7	2.9
Nonaccrual loans	0.7	0.8	1.2
Net charge-off/(recovery) rate[4]	0.04%	0.02%	0.10%
ALL/loans[4]	1.30	1.35	1.54

[1] See note 1 on slide 10
[2] Certain clients were transferred from Middle Market Banking to Corporate Client Banking in the second quarter of 2017. The prior period amounts have been revised to conform with the current period presentation.
[3] Actual numbers for all periods, not over/(under)
[4] Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio
[5] Commercial and Industrial (C&I) and Commercial Real Estate (CRE) groupings for CB are generally based on client segments and do not align with regulatory definitions

Financial performance

- Net income of $881mm, up 13% YoY and down 2% QoQ
- Record revenue of $2.1B, up 15% YoY and 3% QoQ
  - Net interest income of $1.6B, up 20% YoY and 3% QoQ
  - Gross IB revenue of $570mm, down 5% YoY and up 9% QoQ
- Expense of $800mm, up 7% YoY and 1% QoQ
- Credit costs net benefit of $47mm
  - Net charge-off rate of 4 bps
- Average loan balances of $200B, up 10% YoY and 1% QoQ
  - C&I[5] up 8% YoY and flat QoQ
  - CRE[5] up 13% YoY and 2% QoQ
- Average client deposits of $176B, up 1% YoY and 2% QoQ

FINANCIAL RESULTS

6

JPMORGAN CHASE & CO.

3Q17 2Q17 3Q16 Revenue $3,245 $33 $198 Asset Management 1,587 26 90 Wealth Management 1,658 7 108 Expense 2,181 (11) 51 Credit costs 8 4 (24) Net income $674 $50 $117 Key drivers/statistics ($B)2 Equity $9.0 $9.0 $9.0 ROE 29% 27% 24% Pretax margin 33 32 29 Assets under management (AUM) $1,945 $1,876 $1,772 Client assets 2,678 2,598 2,447 Average loans 125.4 122.2 114.2 Average deposits 144.5 150.8 153.1 $ O/(U) Asset & Wealth Management1 1 See note 1 on slide 10 2 Actual numbers for all periods, not over/(under)  Record net income of $674mm, up 21% YoY and 8% QoQ  Revenue of $3.2B, up 6% YoY and 1% QoQ  Expense of $2.2B, up 2% YoY and down 1% QoQ  Record AUM of $1.9T, up 10% YoY and 4% QoQ  Record client assets of $2.7T, up 9% YoY and 3% QoQ  Net inflows of $21B into long-term products and $5B into liquidity products  Average loan balances of $125B, up 10% YoY and 3% QoQ  Average deposit balances of $144B, down 6% YoY and 4% QoQ  Strong investment performance  81% of mutual fund AUM ranked in the 1st or 2nd quartiles over 5 years $mm Financial performance F I N A N C I A L R E S U L T S 7

3Q17 2Q17 3Q16 Treasury and CIO $75 $89 $283 Other Corporate 3 (581) (40) Net income $78 ($492) $243 $ O/(U) Corporate1 Treasury and CIO  Net income of $75mm, up $283mm YoY, primarily due to the benefit of higher rates Other Corporate  Net income of $3mm  2Q17 included a $645mm pretax legal benefit recognized in revenue 1 See note 1 on slide 10 $mm Financial performance F I N A N C I A L R E S U L T S 8

Outlook

Firmwide

- Expect 2017 net interest income to be up ~$4B YoY, market dependent
- Expect 2017 adjusted expense to be ~$58B
- Expect 2017 net charge-offs to be ~$5B[1]
- Expect 2017 average core loan growth to be ~8%

[1] 2017 net charge-off outlook excludes the impact of the write-down of the Student loan portfolio to its estimated fair value as a result of transferring it to held-for-sale in 1Q17

FINANCIAL RESULTS

9

JPMORGAN CHASE & CO.

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are considered non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a reconciliation of the Firm’s results from a reported to managed basis, see page 7 of the Earnings Release Financial Supplement. 2. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, see page 9 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $66.95, $66.05 and $63.79 at September 30, 2017, June 30, 2017, and September 30, 2016, respectively. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. 3. Adjusted expense and adjusted overhead ratio are non-GAAP financial measures. Adjusted expense excluded Firmwide legal expense/(benefit) of $(107) million, $61 million and $(71) million for the three months ended September 30, 2017, June 30, 2017, and September 30, 2016, respectively. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of adjusted managed net revenue, which excluded a legal benefit of $645 million for the three months ended June 30, 2017. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance. 4. Net charge-offs and net charge-off rates exclude the impact of PCI loans. 5. CIB calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio. Notes on key performance measures 6. Estimated as of September 30, 2017. The Basel III supplementary leverage ratio (“SLR”), to which the Firm will be subject on January 1, 2018, and Basel III Fully Phased- In capital, risk-weighted assets and capital ratios, to which the Firm will be subject on January 1, 2019, are all considered key regulatory capital measures. The capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, including the Collins Floor, see Capital Risk Management on pages 76-85 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2016 and pages 42-48 of the Firm's Quarterly Report on Form 10-Q for the quarter ended June 30, 2017. 7. Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit. Notes F I N A N C I A L R E S U L T S 10

Notes

Additional Notes on slide 4 – Consumer & Community Banking

2. Actual numbers for all periods, not over/(under)
3. The prior period amounts have been revised to conform with the current period presentation
4. Firmwide mortgage origination volume was $29.2B, $26.2B and $30.9B, for 3Q17, 2Q17 and 3Q16, respectively
5. Excludes purchased credit-impaired (PCI) write-offs of $20mm, $22mm and $36mm for 3Q17, 2Q17 and 3Q16, respectively. See note 4 on slide 10
6. Excludes the impact of PCI loans. See note 4 on slide 10
7. Excludes Commercial Card

Additional Note on slide 5 – Corporate & Investment Bank

8. The Firm refined the historical proxy time series inputs to certain VaR models during the first quarter of 2017. This refinement is intended to more appropriately reflect the risk exposure from certain asset-backed products. In the absence of this refinement, the average CIB VaR would have been higher by $5 million and $6 million for the three months ended September 30, 2017 and June 30, 2017, respectively.

FINANCIAL RESULTS

11

JPMORGAN CHASE & CO.

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the quarters ended June 30, 2017 and March 31, 2017, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase/sec.cfm), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. F I N A N C I A L R E S U L T S 12